                                                                    Exhibit 10.4
1995 Stock Option Plan, As Amended


(Adopted by the Board of Directors on November 29, 1994, as amended through December 4, 2002)


                                     PART I
                     DEFINITIONS AND ADMINISTRATIVE MATTERS
                     --------------------------------------

SECTION 1. Purpose; Definitions.
           --------------------

         The purpose of the Neoware Systems, Inc.1995 Stock Option Plan (the "Plan") is to enable employees, officers, directors and independent contractors of Neoware Systems, Inc. ("the Company") to (i) own shares of stock in the Company, (ii) participate in the stockholder value which has been created, (iii) have a mutuality of interest with other stockholders and (iv) enable the Company to attract, retain and motivate employees, officers, directors and independent contractors of particular merit.

         For the purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (c) "Committee" means the Committee designated by the Board to administer the Plan.

         (d) "Company" means Neoware Systems, Inc., its Subsidiaries or any successor organization.

         (e) "Disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (f) "Disinterested Person" shall have the meaning set forth in the Rules.

         (g) "Eligible Independent Contractor" means an independent contractor hired by the Company who is neither an Employee of the Company nor a Non-Employee Director.

         (h) "Employee" means any person, including a director, who is employed by the Company and is compensated for such employment by a regular salary.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" means the per share value of the Stock as of any given date, as determined by reference to the price of the last traded share of Stock on the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System for such date or the next preceding date that Stock was traded on such market, or, in the event the Stock is listed on a stock exchange, the closing price per share of Stock as reported on such exchange for such date.

         (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         (l) "Insider" means a Participant who is subject to Section 16 of the Exchange Act.

         (m) "Non-Employee Director" means any member of the Board who is not an Employee of the Company and is not compensated for employment by a regular salary.

         (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (o) "Participant" means an Employee, officer, Non-Employee Director or Eligible Independent Contractor to whom an Option is granted pursuant to the Plan.

         (p) "Plan" means the Neoware Systems, Inc. 1995 Stock Option Plan, as hereinafter amended from time to time.

         (q) "Rules" means Rule 16(b)(3) and any successor provisions promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (r) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (s) "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(d) hereof.

         (t) "Stock" means the Common Stock of the Company, par value $.001 per share.

         (u) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

         (v) "Subsidiary" means any corporation owned, in whole or in part, by the Company.

SECTION 2. Administration.
           --------------

         2.1 Except as provided in Section 2.2, the portion of the Plan with respect to the grant of Options pursuant to Part II shall be administered by a Committee of not less than three Directors who shall be Disinterested Persons appointed by the Board and who shall serve at the pleasure of the Board; provided further, however, that, notwithstanding the foregoing, Part II of the Plan shall be administered by such number of Disinterested Persons as and to the extent required by the Rules.

         The Committee shall have the authority to grant pursuant to the terms of the Plan: Stock Options to Employees (including directors who are Employees) and officers of the Company, and Eligible Independent Contractors. In particular, the Committee shall, subject to the limitations and terms of the Plan, have the authority:

             (i) to select the officers, directors (who are Employees) and other Employees of the Company, and the Eligible Independent Contractors to whom Stock Options may from time to time be granted hereunder;

             (ii) to determine whether and to what extent incentive Stock Options are to be granted hereunder;

             (iii) to determine the number of shares to be covered by each such award granted hereunder;

             (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including the option or exercise price and any restrictions or limitations, based upon such factors as the Committee shall determine, in its sole discretion;

             (v) to determine whether and under what circumstances a Stock Option may be exercised and settled in cash or Stock or without a payment of cash;

             (vi) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant; and

             (vii) to amend the terms of any outstanding award (with the consent of the Participant) to reflect terms not otherwise inconsistent with the Plan, including amendments concerning exercise price changes, vesting acceleration or forfeiture waiver regarding any award or the extension of a Participant's right with respect to awards granted under the Plan, as a result of termination of employment or service or otherwise, based on such factors as the Committee shall determine, in its sole discretion.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan, provided that the Committee may delegate to the Chief Executive Officer of the Company, or such other officer as may be designated by the Committee, the authority, subject to guidelines prescribed by the Committee, to grant Options to Employees and Eligible Independent Contractors who are not then subject to the provisions of
Section 16 of the Exchange Act, and to determine the number of shares to be covered by any such Option, and the Committee may authorize any one or more of such persons to execute and deliver documents on behalf of the Committee, provided that no such delegation may be made that would cause grants of Options to persons subject to Section 16 of the Exchange Act to fail to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons.

         No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Option granted under it. Nothing herein shall be deemed to expand the personal liability of a member of the Board or Committee beyond that which may arise under any applicable standards set forth in the Company's by-laws and Delaware law, nor shall anything herein limit any rights to indemnification or advancement of expenses to which any member of the Board or the Committee may be entitled under any by-law, agreement, vote of the stockholders or directors, or otherwise.

         2.2 The portion of the Plan with respect to the grant of Options to Non-Employee Directors pursuant to Part II shall be administered by the Board. The Board shall have the same authority with respect to the grant of Options to Non-Employee Directors under Part II to as is provided to the Committee pursuant to Section 2.1.

         2.3 The portion of the Plan with respect to the grant of Options pursuant to Part III shall be administered by the Board. Grants of Stock Options under Part III of the Plan and the amount, price and timing of the awards to be granted will be automatic, as described in Part III hereof. All questions of interpretation of the Plan with respect to the grant of Options pursuant to Part III will be determined by the Board, and such determination shall, unless otherwise determined by the Board, be final and conclusive on all persons having any interest hereunder.

SECTION 3. Stock Subject to the Plan.
           -------------------------

         3.1 The aggregate number of shares of Stock that may be issued or transferred under the Plan is 3,000,000, subject to adjustment pursuant to
Section 14.1 below. Such shares may be authorized but unissued shares or reacquired shares. If the number of shares of Stock issued under the Plan and the number of shares of Stock subject to outstanding awards (taking into account the share counting requirements established under the Rules) equals the maximum number of shares of Stock authorized under the Plan, no further awards shall be made unless the Plan is amended in accordance with the Rules or additional shares of Stock become available for further awards under the Plan. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been exercised, such shares shall again be available for subsequent awards under the Plan.

         3.2 In any fiscal year of the Company, the maximum number of shares of Common Stock with respect to which Options may be granted to any Participant shall not exceed 5% of the Common Stock outstanding, as adjusted for stock splits, stock dividends or other similar changes affecting the Common Stock.

SECTION 4. Designation of Participants.
           ---------------------------

         4.1 Except as provided below, Participants under Part II of the Plan shall be selected, from time to time, by the Committee from among those Employees and Eligible Independent Contractors who, in the opinion of the Committee, occupy responsible positions and who have the capacity to contribute materially to the continued growth, development and long-term success of the Company and its Subsidiaries. Participants under Part II may also be selected from among those Non-Employee Directors who, in the opinion of the Board, have the capacity to devote themselves to the Company's success.

         4.2 All Non-Employee Directors on the date of grant shall be eligible to receive Options under Part III of the Plan.


                                     PART II
            GRANTS TO EMPLOYEES AND ELIGIBLE INDEPENDENT CONTRACTORS
            --------------------------------------------------------

SECTION 5. Stock Options.
           -------------

         Any Stock Option granted under Part II of the Plan shall be in such form as the Committee or the Board may from time to time approve. Stock Options granted under Part II of the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

         The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The Board shall have the authority to grant Non-Qualified Stock Options to Non-Employee Directors under
Part II.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under Section 422.

         Options granted hereunder shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee or the Board shall deem appropriate:

         5.1 Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee or the Board at the time of grant; provided, however, that the option price per share for any Stock Option shall be not less than 100% of the Fair Market Value of the Stock on the date of grant.

             Any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation (within the meaning of Section 424 of the Code), shall have an exercise price no less than 110% of Fair Market Value per share on the date of the grant.

         5.2 Option Term. The term of each Stock Option shall be fixed by the Committee or the Board, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

         5.3 Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee or the Board at or after grant. If the Committee or the Board provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee or the Board may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee or the Board shall determine, in its sole discretion.

         5.4 Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5.3, Stock Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by cash, check, or such other instrument as the Committee or the Board may accept. As determined by the Committee or the Board, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Participant (based upon the Fair Market Value of a share of Stock on the business date preceding tender if received prior to the close of the stock market and at the Fair Market Value on the date of tender if received after the stock market closes); provided, however, that, (i) in the case of an Incentive Stock Option, the right to make a payment in the form of unrestricted Stock already owned by the Participant may be authorized only at the time the Option is granted and (ii) the Company may require that the Stock has been owned by the Participant for a minimum period of time specified by the Committee or the Board. In addition, if such unrestricted Stock was acquired through exercise of an Incentive Stock Option, such Stock shall have been held by the Participant for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, or if such Stock was acquired through exercise of a Non-Qualified Stock Option or of an option under a similar plan of the Company, such Stock shall have been held by the Participant for a period of more than one year on the date of exercise, and further provided that the Participant shall not have tendered Stock in payment of the exercise price of any other Option under the Plan or any other stock option plan of the Company within six calendar months of the date of exercise.

             To the extent permitted under the applicable laws and regulations, at the request of the Participant, and with the consent of the Committee or the Board, the Company shall permit payment to be made by means of a "cashless exercise" of an Option. Payment by means of a cashless exercise shall be effected by the Participant delivering to the Securities Broker irrevocable instructions to sell a sufficient number of shares of Stock to cover the cost and expenses associated therewith and to deliver such amount to the Company.

             No shares of Stock shall be issued until full payment therefor has been made. A Participant shall not have any right to dividends or other rights of a stockholder with respect to shares subject to the Option until such time as Stock is issued in the name of the Participant following exercise of the Option in accordance with the Plan.

         5.5 Stock Option Agreement. Each Option granted under this Plan shall be evidenced by an appropriate Stock Option agreement, which agreement shall expressly specify whether such Option is an Incentive Stock Option or a Non-Qualified Stock Option and shall be executed by the Company and the Participant. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee or the Board. Such terms and provisions may vary between Participants or as to the same Participant to whom more than one Option may be granted.

         5.6 Replacement Options. If an Option granted pursuant to the Plan may be exercised by a Participant by means of a stock-for-stock swap method of exercise as provided in 5.4 above, then the Committee or the Board may, in its sole discretion and at the time of the original Option grant, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement Option shall cover a number of shares determined by the Committee or the Board, but in no event more than the number of shares equal to the difference between the number of shares of the original Option exercised and the net shares received by the Participant from such exercise. The per share exercise price of the replacement Option shall equal the then current Fair Market Value of a share of Stock, and shall have a term extending to the expiration date of the original Option.

             The Committee or the Board shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement Options if it determines the continuance of such grants to no longer be in the best interest of the Company.

         5.7 Non-transferability of Options. No Stock Option shall be transferable by the Participant other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order, or as permitted under the Rules, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee or the Board may grant non-qualified Options that are transferable, without payment of consideration, to immediate family members (i.e., spouses, children and grandchildren) of the Participant or to trusts for, or partnerships whose only partners are, such family members. The Committee or the Board may also amend outstanding non-qualified Options to provide for such transferability.

         5.8 Termination of Employment by Reason of Death. Unless otherwise determined by the Committee at or after grant, if any Participant dies during the Participant's period of employment by the Company, or during the periods referred to in Sections 5.9, 5.10 or 5.11, any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         5.9 Termination of Employment by Reason of Disability. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         5.10 Termination of Employment Upon Retirement. Unless otherwise determined by the Committee at or after grant, if an Participant's employment terminates due to retirement (as hereinafter defined), any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the date of retirement, or on such accelerated basis as the Committee may specify at grant, for a period of one-year (or such shorter period as the Committee may specify at grant) from the date of such retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of this Section 5.10, "Retirement" shall mean any Employee retirement under the Company's retirement policy.

         5.11 Other Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event of termination of employment (voluntary or involuntary) for any reason other than death, Disability or retirement, or if an Employee is terminated for cause, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three months (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter. If an Employee is terminated for cause, any Stock Option held by such Participant shall terminate immediately.

         5.12 Incentive Stock Option Limitation. The aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company shall not exceed $100,000.

         5.13 Termination of Eligible Independent Contractors Options. The termination provisions of Options granted to Eligible Independent Contractors shall be determined by the Committee in its sole discretion.


         5.14 Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

             If the exercise of any Option is subject to the withholding requirements of applicable federal tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Participant to satisfy the federal withholding tax, in whole or in part, by electing to have the Company withhold (or by delivering to the Company) shares of Stock, which Stock shall be valued, for this purpose, at their Fair Market Value on the date the amount of tax required to be withheld is determined (the "Determination Date"). Such election must be made in compliance with and subject to the Withholding Rules, and the Committee may not withhold shares of Stock in excess of the number necessary to satisfy the minimum federal income tax withholding requirements. If Stock acquired under the exercise of an Incentive Stock Option is used to satisfy such withholding requirement, such Stock must have been held by the Participant for a period of not less than the holding period described in Section 422(a)(1) of the Code on the Determination Date. If Stock acquired through the exercise of a Non-Qualified Stock Option or of an option under a similar plan is delivered by the Participant to the Company to satisfy such withholding requirement, such Stock must have been held by the Participant for a period of more than one year on the Determination Date. For Participants subject to Section 16 of the Exchange Act, to the extent required by Section 16, the election to have Stock withheld by the Corporation hereunder must be either (a) an irrevocable election made six months before the Determination Date; or (b) an irrevocable election where both the election and the Determination Date occur during one of the ten-day periods beginning on the third business day following the date of release of the Company's quarterly or annual summary financial data and ending on the twelfth business day following such release.

         5.15 Issuance of Shares and Compliance with Securities Acts. Within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the Participant a certificate for the Stock purchased pursuant to the exercise of the Option. At the time of any exercise of any Option, the Company may, if it shall deem it necessary and desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, require the Participant to represent in writing to the Company that it is his or her then intention to acquire the Stock for investment and not with a view to distribution thereof and that such Participant will not dispose of such Stock in any manner that would involve a violation of applicable securities laws. In such event, no Stock shall be issued to such holder unless and until the Company is satisfied with such representation. Certificates for shares of Stock issued pursuant to the exercise may bear an appropriate securities law legend.

         5.16 Termination of Non-Employee Directors Options. Section 11 of the Plan shall apply to the termination of Options granted to Non-Employee Directors under Part II.

         5.17 Buyout Provision. The Company may at any time offer to buy out, for a payment in cash or stock, an Option previously granted based on such terms and conditions as the Company shall establish and communicate to the Participant at the time that such offer is made. This provision shall not in any way be deemed to create any rights on the part of the Participants to receive buyout offers or payments.

                                    PART III
                        GRANTS TO NON-EMPLOYEE DIRECTORS
                        --------------------------------

SECTION 6. Grant of Options.
           ----------------

         Options to purchase 10,000 shares of Common Stock, subject to adjustment as provided in Section 14.1 (the "Initial Options") and options to purchase 5,000 shares, subject to adjustments as provided in Section 14.1, (the "Annual Options"), shall be granted to Non-Employee Directors as follows:

                  (a) Each Non-Employee Director on the 30th day after the stockholders of the Company have approved the Plan shall be granted an Initial Option.

                  (b) Each Non-Employee Director who is not granted an Initial Option pursuant to Section 6(a), shall be granted an Initial Option on the first business day immediately following the date that such person is first elected or appointed to serve as a Non-Employee Director.

                  (c) Each year on January 1, each Non-Employee Director on such date shall be granted an Annual Option.

SECTION 7. Types of Options.
           ----------------

         All options granted under Part III of the Plan shall be non-qualified Stock Options for purposes of the Code.

SECTION 8. Option Price.
           ------------

         The purchase price of each share of Stock issuable upon exercise of an Option will be equal to the Fair Market Value of the Stock on the date of grant.

SECTION 9. Option Term and Rights to Exercise.
           ----------------------------------

         9.1 Period of Option and Rights to Exercise. Except as set forth herein, each Non-Employee Director who receives options under this Plan must continue to hold office as a Non-Employee Director of the Company for six months from the date that the Initial Option is granted and six months from the date each Annual Option is granted before he can exercise any part thereof. Thereafter, subject to the provisions of the Plan, options will vest and be exercisable as follows:

                  (a)      Initial Options.

                           (i) Each Initial Option will vest and be exercisable in full six months from the date of grant.

                           (ii) The right to exercise an Initial Option will expire on the fifth anniversary of the date on which the option was granted.

                           (iii)    Once an Initial Option has become
                                    exercisable, such option may be exercised in whole at any time or in part from time to time until the expiration of the option, whether or not any option granted previously to the Participant remains outstanding at the time of such exercise.

                  (b)      Annual Options.

                           (i)      Each Annual Option will vest and be
                                    exercisable on a cumulative basis as to
                                    2,500 shares beginning six months from the date of grant and 2,500 additional shares beginning on the first anniversary of the date of grant.

                           (ii) The right to exercise an Annual Option will expire on the fifth anniversary of the date on which the Option was granted.

                           (iii) Once each installment of an Annual Option has become exercisable, it may be exercised in whole at any time or in part from time to time until the expiration of the Option, whether or not an Option granted previously to the Participant remains outstanding at the time of such exercise.

SECTION 10. Payment of Option Price.
            -----------------------

         Payment or provision for payment of the purchase price shall be made as follows: (i) in cash or check; (ii) by exchange of Stock valued at its Fair Market Value on the date of exercise; (iii) by means of a cashless exercise procedure by the delivery to the Company of an exercise notice and irrevocable instructions to the Securities Broker to sell a sufficient number of shares of Stock to pay the purchase price of the shares of Common Stock as to which such exercise relates and to deliver promptly such amount to the Company; or (iv) by any combination of the foregoing.

         Where payment of the purchase price is to be made with shares of Stock acquired through exercise of a non-qualified Stock Option or of an option under a similar plan of the Company, such Stock shall have been held by the Participant for a period of more than one year on the date of exercise, and further provided that the Participant shall not have tendered Stock in payment of the exercise price of any other Option under the Plan or any other stock option plan of the Company within six calendar months of the date of exercise.

SECTION 11. Termination of Service.
            ----------------------

         Upon cessation of service as a Non-Employee Director (for reasons other than retirement or death), including cessation of service due to physical or mental disability that prevents such person from rendering further services as a Non-Employee Director, only those options exercisable at the date of cessation of service shall be exercisable by the Non-Employee Director. Such options shall be exercisable for a period of three months from cessation of service of the Non-Employee Director or the expiration of the Option, whichever period is shorter.

         Upon the retirement or death of a Non-Employee Director, options shall be exercisable as follows:

                  (a) Retirement. Upon retirement as a Non-Employee Director after the Non-Employee Director has served for at least six consecutive years as a director, all Options shall continue to be exercisable during their terms as if such person had remained a Non-Employee Director.

                  (b) Death. In the event of the death of a Non-Employee Director while a member of the Board, or within the period after termination of service referred to in the first paragraph of Section 11, the Options granted to him shall be exercisable, to the extent then exercisable, for a period of one year from the date of the Non-Employee Director's death, or until the expiration of the Option, whichever period is shorter.

SECTION 12. No Guaranteed Term of Office.
            ----------------------------

         Nothing in this Plan or any modification thereof, and no grant of an option, or any term thereof, shall be deemed an agreement or condition guaranteeing to any Non-Employee Director any particular term of office or limiting the right of the Company, the Board or the stockholders to terminate the term of office of any Non-Employee Director under the circumstances set forth in the Company's Certificate of Incorporation or Bylaws, or as otherwise provided by law.

SECTION 13. Other Restrictions.
            ------------------

         Sections 5.5, 5.7 and 5.15 of the Plan shall apply to options granted pursuant to Part III of the Plan.


                                     PART IV
                                  MISCELLANEOUS
                                  -------------

SECTION 14. Adjustments Upon Changes in Capitalization, Merger or Change in
            Control.
            ---------------------------------------------------------------

         14.1 Changes in Capitalization. If any change is made to the Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure, where such changes are made without receipt of consideration), then unless such event or change results in the termination of all outstanding awards under the Plan, the Board or the Committee shall preserve the value of the outstanding awards by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding award and/or the option price of each outstanding Option, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than ..500 down, in each case to the nearest whole number.

         14.2 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Committee, or its designee, shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee or the Board in its discretion may provide for a Participant to have the right to exercise his or her Option during such period prior to such transaction as the Committee in its sole discretion shall determine as to all of the Stock covered thereby, including shares of Stock as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         14.3 Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option shall either (a) be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation or (b) the Committee or its designee shall notify the Participant in writing or electronically that the Option may be exercised, as to the extent then exercisable, during such period of time from the date of such notice, as shall be determined by the Committee, and the Option shall terminate upon the expiration of such period. The Committee may, in its discretion, provide on a case by case basis that Options may be immediately exercisable for the total remaining number of shares covered by the Option.

         14.4     Change in Control.

         A "Change in Control" for purposes of this Plan shall mean any one of the events described below:

                  (a) at any time during a period of two (2) consecutive years, at least a majority of the Board shall not consist of Continuing Directors. "Continuing Directors" shall mean directors of the Company at the beginning of such two-year period and directors who subsequently became such and whose selection or nomination for election by the Company's shareholders was approved by a majority of the then Continuing Directors; or

                  (b) any person or "group" (as determined for purposes of Regulation 13D-G promulgated by the Commission under the Exchange Act or under any successor regulation), but excluding any majority-owned subsidiary or any employee benefit plan sponsored by the Company or any subsidiary or any trust or investment manager for the account of such a plan, shall have acquired "beneficial ownership" (as determined for purposes of such regulation) of the Company's securities representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities unless such acquisition is approved in advance by a majority of the directors of the Company who were in office immediately preceding such acquisition and any individual selected to fill any vacancy created by reason of the death or disability of any such director; or

                  (c) the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or
                           (ii) the Company will be the surviving corporation and any outstanding shares of Common Stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change in ownership of the Company or other securities or cash or other property (excluding payments made solely for fractional shares); or

                  (d) the Company's stockholders (i) approve any plan or proposal for the disposition or other transfer of all, or substantially all, of the assets of the Company, whether by means of a merger, reorganization, liquidation or dissolution or otherwise or (ii) dispose of, or become obligated to dispose of, 50% or more of the outstanding capital stock of the Company by tender offer or otherwise.

                  At the time of grant of an Option, or if a Change in Control has occurred after the grant, the Committee may, in its discretion, provide on a case by case basis that upon a Change in Control Options may be immediately exercisable for the total remaining number of Shares covered by the Option and/or that the Options shall terminate, provided that the Participant shall have the right to exercise such Option during such period prior to the Change in Control as shall be determined by the Committee.

SECTION 15. Amendments and Termination.
            --------------------------

         The Board may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option award theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would require stockholder approval under the Rules.

         Except for awards made pursuant to Part III, the Committee or the Board may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. Except for awards made to Non-Employee Directors pursuant to Part III, the Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws, securities laws and accounting rules, as well as other developments.

SECTION 16. Unfunded Status of Plan.
            -----------------------

         The Plan is intended to constitute an "unfunded" plan of incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 17. General Provisions.
            ------------------

         17.1 All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee or the Board may deem advisable under the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange or over-the-counter market upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee or the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         17.2 Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

         17.3 The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its Employees, directors or Independent Contractors at any time.

         17.4 No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to any award under the Plan, the Participant who is an Employee of the Company shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. To the extent permitted by the Committee, in its sole discretion, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         17.5 The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

         17.6 The Plan shall be governed by and subject to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

SECTION 18. Effective Date and Term of Plan.
            -------------------------------

         The Plan shall be effective as of the effective date of the merger of Human Designed Systems, Inc. with and into ISAC Acquisition Co., a wholly-owned subsidiary of the Company (the "Effective Date"), subject to the consent or approval of the Company's stockholders as provided below. No Stock Option award shall be granted pursuant to the Plan on or after ten years from the Effective Date, but Stock Options granted prior to such tenth anniversary may be exercised after such date. If the Plan is not approved by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan, within 12 months after such effective date, any Incentive Stock Options that have been granted shall automatically become Non-Qualified Stock Options.

SECTION 19. Interpretation.
            --------------

          A determination of the Committee or the Board as to any question which may arise with respect to the interpretation of the provisions of this Plan or any Options shall be final and conclusive, and nothing in this Plan, or in any regulation hereunder, shall be deemed to give any Participant, his legal representatives, assigns or any other person any right to participate herein except to such extent, if any, as the Committee or the Board may have determined or approved pursuant to this Plan. The Committee or the Board may consult with legal counsel who may be counsel to the Company and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel.

SECTION 20. Governing Law.
            -------------

         With respect to any Incentive Stock Options granted pursuant to the Plan and the agreements thereunder, the Plan, such agreements and any Incentive Stock Options granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware shall govern the operation of, and the rights of Participants under, the Plan, the agreements and any Options granted thereunder.

SECTION 21. Compliance With The Rules.
            -------------------------

         21.1 Unless an Insider could otherwise transfer shares of Stock issued hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of grant of an Option to the date of disposition of the Stock issued upon exercise of such Option.

         21.2 It is the intent of the Company that this Plan comply in all respects with the Rules in connection with any grant of Options to, or other transaction by, an Insider. Accordingly, if any provision of this Plan or any agreement relating to an Option does not comply with the Rules as then applicable to any such Insider, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person. In addition, neither the Committee nor the Board shall have authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder, or take other action if such authority would cause an Insider's transactions under the Plan not to be exempt under the Rules.

         21.3 Certain restrictive provisions of the Plan have been implemented to facilitate the Company's and Insiders' compliance with the Rules. The Committee or the Board, in its discretion, may waive certain of these restrictions, provided the waiver does not relate in any way to an Insider and, provided further, such waiver or amendment is carried out in accordance with
Section 6 hereof.














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